JOINDER AGREEMENT

This JOINDER AGREEMENT (this “Joinder”) is made as of February 21, 2014, by and among:

SBG Revo Holdings, LLC, a Delaware limited liability company (the “New Guarantor”), with its principal executive offices at 1065 Avenue of the Americas, 30th Floor, New York, NY 10018; and

PATHLIGHT CAPITAL, LLC, Administrative Agent and Collateral Agent; in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

WITNESSETH:

A. Reference is made to the Second Lien Term Loan Agreement, dated as of March 28, 2013 (as amended, amended and restated, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”) by, among others, (i) Sequential Brands Group, Inc., a Delaware corporation, as the borrower (the “Existing Borrower”), (ii) the Guarantors from time to time party thereto (the “Existing Guarantors”), (iii) the Lenders from time to time party thereto, and (iv) Pathlight Capital, LLC, as administrative agent and collateral agent (in such capacities, the “Agent”) for its own benefit and the benefit of the other Credit Parties referred to therein. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement.

B. The New Guarantor desires to become a party to, and be bound by the terms of, the Credit Agreement and the other Loan Documents in the same capacity and to the same extent as the Existing Guarantors thereunder.

C. Pursuant to the terms of the Credit Agreement, in order for the New Guarantor to become a party to the Credit Agreement and the other Loan Documents as provided herein, the New Guarantor and the Existing Borrower and Existing Guarantors are required to execute this Joinder.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	Joinder and Assumption of Obligations. Effective as of the date of this Joinder, the New Guarantor hereby acknowledges that the New Guarantor has received and reviewed a copy of the Credit Agreement, the Facility Guaranty, the Security Documents and the other Loan Documents, and hereby:

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(a)	joins in the execution of, and becomes a party to, the Credit Agreement, the Facility Guaranty, the applicable Security Documents (as a “Grantor” as defined therein), and each of the other Loan Documents as a Guarantor thereunder, as indicated with its signature below;

(b)	covenants and agrees to be bound by all covenants, agreements, liabilities and acknowledgments of a Guarantor under the Credit Agreement, the Facility Guaranty, the applicable Security Documents and each of the other Loan Documents as of the date hereof (other than covenants, agreements, liabilities and acknowledgments that relate solely to an earlier date), in each case, with the same force and effect as if such New Guarantor was a signatory to the Credit Agreement, the Facility Guaranty, the applicable Security Documents and each of the other Loan Documents and was expressly named as a Guarantor (or “Grantor” as applicable) therein;

(c)	makes all representations, warranties, and other statements of a Guarantor under the Credit Agreement, the Facility Guaranty, the applicable Security Documents and each of the other Loan Documents, as of the date hereof (other than representations, warranties and other statements that relate solely to an earlier date), in each case, with the same force and effect as if such New Guarantor was a signatory to the Credit Agreement, the Facility Guaranty, the applicable Security Documents and each of the other Loan Documents and was expressly named as a Guarantor therein (or “Grantor” as applicable); and

(d)	assumes and agrees to perform all applicable duties and Obligations of a Guarantor under the Credit Agreement, the Facility Guaranty, the applicable Security Documents and each of the other Loan Documents.

2.	Grant of Security Interest. Without limiting the generality of Section 1 hereof, the New Guarantor hereby pledges and grants to the Agent for its benefit and for the benefit of the other Credit Parties, as collateral security for the payment and performance in full of all the Secured Obligations (as defined in the Security Agreement) when due, a lien on and security interest in and to all of the right, title and interest of the New Guarantor in, to and under the Collateral. The New Guarantor hereby irrevocably authorizes the Agent at any time and from time to time to authenticate and file in any relevant jurisdiction any financing statements and amendments thereto describing the Collateral as “all assets of the Grantor, wherever located, whether now owned or hereafter acquired” or words of similar effect.

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3.	Guaranty. Without limiting the generality of Section 1 hereof, the New Guarantor (i) joins in the execution of, and becomes a party to, the Facility Guaranty, (ii) irrevocably and unconditionally guaranties jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment when due (whether at the stated maturity, by required prepayment, by acceleration or otherwise) and performance by the Borrower of all Obligations, including all such Guaranteed Obligations (as defined in the Facility Guaranty) which shall become due but for the operation of any Debtor Relief Law, and (iii) agrees that the New Guarantor shall, for all purposes, be deemed to be a “Guarantor”, jointly and severally with all other Guarantors under the Facility Guaranty.

4.	Supplemental Schedules. To the extent that any changes in any representations, warranties, and covenants require any amendments to the schedules to the Credit Agreement, the Facility Guaranty, the Security Documents or any of the other Loan Documents, such schedules are hereby updated, as evidenced by the supplemental schedules annexed to this Joinder.

5.	Conditions Precedent to Effectiveness. This Joinder shall not be effective until each of the following conditions precedent have been fulfilled to the reasonable satisfaction of the Agent:

(a)	This Joinder shall have been duly executed and delivered by the respective parties hereto, and shall be in full force and effect.

(b)	All action on the part of the New Guarantor and the other Loan Parties necessary for the valid execution, delivery and performance by the New Guarantor and the other Loan Parties of this Joinder and all other documentation, instruments, and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof reasonably satisfactory to the Agent shall have been provided to the Agent.

(c)	The New Guarantor shall have delivered the following to the Agent, in form and substance reasonably satisfactory to the Agent:

(i)	Copies of the New Guarantor’s Organization Documents and such other documents and certifications as the Agent may reasonably require to evidence that the New Guarantor is duly organized or formed, and that the New Guarantor is validly existing, in good standing in its jurisdiction of organization or formation.

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(ii)	Certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of the New Guarantor as the Agent may require evidencing (A) the authority of the New Guarantor to enter into this Joinder and the other Loan Documents to which the New Guarantor is a party or is to become a party and (B) the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Joinder and the other Loan Documents to which the New Guarantor is a party or is to become a party.

(iii)	Execution and/or delivery by the New Guarantor of the following Loan Documents:

a)	Blocked Account Agreement with Bank of America, N.A.

b)	An Information Certificate duly completed by the New Guarantor;

c)	Evidence satisfactory to the Agent that the insurance policies required for the New Guarantor by the Credit Agreement are in full force and effect, together with appropriate evidence showing notice of cancellation, lender loss payable and/or additional insured clauses or endorsements in favor of the Agent; and

d)	Such other documents and agreements as the Agent may reasonably require to accomplish the purposes hereof.

(d)	Upon the request of the Agent in its sole discretion, the Agent shall have received a written legal opinion White & Case LLP, counsel to the New Guarantor, addressed to the Agent and each Lender, covering such matters relating to the New Guarantor, the Loan Documents and/or the transactions contemplated thereby as the Agent may reasonably request.

(e)	The Agent shall have received all documents and instruments, including Uniform Commercial Code financing statements and filings with the United States Patent and Trademark Office and the United States Copyright Office and Blocked Account Agreements, required by law or reasonably requested by the Agent to be filed, registered or recorded to create or perfect the first priority Liens intended to be created under the Loan Documents and all such documents and instruments shall have been so filed, registered or recorded to the reasonable satisfaction of the Agent.

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(f)	All reasonable fees and Credit Party Expenses incurred by the Agent and the other Credit Parties in connection with the preparation and negotiation of this Joinder and related documents shall have been paid in full by the New Guarantor.

6.	Miscellaneous.

(a)	This Joinder may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Joinder by telecopy, pdf or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Joinder.

(b)	This Joinder constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

(c)	If any provision of this Joinder is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Joinder shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(d)	To the extent not paid by the New Guarantor pursuant to Section 5(f) above, the Existing Borrower and Existing Guarantors shall, within ten (10) days after demand therefor, pay all reasonable fees and other Credit Party Expenses of the Agent and the other Credit Parties required to be paid by the New Guarantor pursuant to Section 5(f) above.

(e)	The New Guarantor warrants and represents that the New Guarantor is not relying on any representations or warranties of the Agent or the other Credit Parties or their counsel in entering into this Joinder.

(f)	THIS JOINDER and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this JOINDER and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of NEW yORK.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each of the undersigned has caused this Joinder to be duly executed and delivered by its proper and duly authorized officer as of the date set forth below.

NEW Guarantor:

SBG REVO HOLDINGS, LLC

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

AGENT:

PATHLIGHT CAPITAL, LLC

By:	/s/ Katie Hendricks
Name: Katie Hendricks
Title: Vice President

Signature Page to Joinder Agreement (Second Lien)

Acknowledged and Agreed:

EXISTING BORROWER:

SEQUENTIAL BRANDS GROUP, INC.

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

EXISTING GUARANTORS:

SEQUENTIAL LICENSING, INC.

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

BELLA ROSE, LLC

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

WILLIAM RAST SOURCING, LLC

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

WILLIAM RAST LICENSING, LLC

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

Signature Page to Joinder Agreement (Second Lien)

WILLIAM RAST RETAIL, LLC

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

WILLIAM RAST EUROPE HOLDINGS, LLC

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

HEELYS, INC.

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

HEELING MANAGEMENT CORP.

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

HEELING HOLDING CORPORATION

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

HEELING SPORTS LIMITED

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

B®AND MATTER, LLC

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

Signature Page to Joinder Agreement (Second Lien)

Supplemental Schedules to Credit Agreement

Schedule 5.01

Loan Parties Organizational Information

Loan Party	State of Incorporation or Organization	Organization Type	Organization Number (if any)	Federal Employer Identification Number
SBG Revo Holdings, LLC	Delaware	limited liability company	5373263	46-3417442

Supplemental Schedules to Credit Agreement (Second Lien)

Schedule 5.08(b)(1)

Owned Real Estate

None.

Supplemental Schedules to Credit Agreement (Second Lien)

Schedule 5.08(b)(2)

Leased Real Estate

None.

Supplemental Schedules to Credit Agreement (Second Lien)

Schedule 5.10

Insurance

[See attached.]

Supplemental Schedules to Credit Agreement (Second Lien)

Schedule 5.13

Subsidiaries; Other Equity Investments

(a)	Legal name, jurisdiction of incorporation or formation and authorized Equity Interests of each Subsidiary of each Loan Party.
Subsidiary	Owner	Jurisdiction of Incorporation or Formation of Subsidiary	Type of Equity Interest	Authorized no. of shares	Amount of Equity Interest Owned by Loan Party	Outstanding Options/Warrants/ Rights of Conversion/Purchase
SBG Revo Holdings, LLC	Sequential Brands Group, Inc.	Delaware	membership interest	N/A	100% of membership interest	None

(b)	All equity investments in any other corporation or entity by each Loan Party, and amounts, if any.

None.

(c)	All outstanding Equity Interests in the Loan Parties.
Loan Party	Owner of Equity Interest	Amount of Equity Interest Owned	Outstanding Options/Warrants/ Rights of Conversion/Purchase
SBG Revo Holdings, LLC	Sequential Brands Group, Inc.	100%	None

Supplemental Schedules to Credit Agreement (Second Lien)

Schedule 5.17

Material Intellectual Property; Material Licenses

Part 1. Material Intellectual Property

Trademarks

	Trademarks	Owner	Application Date	Status	Registration Date	Registration No.	Country
1.	REVO	SBG Revo Holdings, LLC	01/29/1986	Registered	08/26/1986	1.406.608	United States

2.	BELAY	SBG Revo Holdings, LLC	02/13/2009	Registered	09/08/2009	3680052	United States

3.	EFFLUX	SBG Revo Holdings, LLC	02/13/2009	Registered	09/08/2009	3680060	United States

4.	HIGHSIDE	SBG Revo Holdings, LLC	02/13/2009	Registered	09/08/2009	3680053	United States

5.	LOOK DEEPER	SBG Revo Holdings, LLC	02/13/2009	Registered	09/08/2009	3680058	United States

6.	POLARIZE YOUR LIFE	SBG Revo Holdings, LLC	02/13/2009	Registered	09/08/2009	3680056	United States

7.	RED POINT	SBG Revo Holdings, LLC	02/13/2009	Registered	9/8/2009	3680051	United States

Supplemental Schedules to Credit Agreement (Second Lien)

	Trademarks	Owner	Application Date	Status	Registration Date	Registration No.	Country
8.	THRIVE	SBG Revo Holdings, LLC	02/13/2009	Registered	09/08/2009	3680059	United States

9.	ABYSS	SBG Revo Holdings, LLC	02/13/2009	Registered	09/15/2009	3683410	United States

10.	DISCERN	SBG Revo Holdings, LLC	02/13/2009	Registered	09/15/2009	3683411	United States

11.	UNDERCUT	SBG Revo Holdings, LLC	02/13/2009	Registered	09/15/2009	3683412	United States

12.	HITCH	SBG Revo Holdings, LLC	03/17/2010	Registered	10/26/2010	3867658	United States

13.	REVO REFLEX	SBG Revo Holdings, LLC	02/13/2009	Registered	11/10/2009	3708976	United States

14.	TRANSOM	SBG Revo Holdings, LLC	02/13/2009	Registered	02/09/2010	3747037	United States

15.	CHASM	SBG Revo Holdings, LLC	03/17/2010	Registered	10/26/2010	3867657	United States

Supplemental Schedules to Credit Agreement (Second Lien)

	Trademarks	Owner	Application Date	Status	Registration Date	Registration No.	Country
16.	CHECKPOINT	SBG Revo Holdings, LLC	03/17/2010	Registered	10/26/2010	3867654	United States

17.	CUT BANK	SBG Revo Holdings, LLC	03/17/2010	Registered	10/26/2010	3867656	United States

18.	OVERHANG	SBG Revo Holdings, LLC	03/14/2010	Registered	10/26/2010	3867660	United States

19.	SLOT	SBG Revo Holdings, LLC	03/17/2010	Registered	10/26/2010	3867659	United States

20.	WAYPOINT	SBG Revo Holdings, LLC	03/17/2010	Registered	10/26/2010	3867655	United States

21.	REVO	SBG Revo Holdings, LLC	03/16/2011	Registered	5/8/2012	4137435	United States

22.	REVO	SBG Revo Holdings, LLC	10/09/2013	Filed	N/A	86-087541	United States

23.	REVO	SBG Revo Holdings, LLC	10/09/2013	Filed	N/A	86-087573	United States

24.		SBG Revo Holdings, LLC	10/09/2013	Filed	N/A	86-087665	United States

Supplemental Schedules to Credit Agreement (Second Lien)

	Trademarks	Owner	Application Date	Status	Registration Date	Registration No.	Country
25.	REVO	SBG Revo Holdings, LLC	10/09/2013	Filed	N/A	86-087597	United States

26.	REVO	SBG Revo Holdings, LLC	10/09/2013	Filed	N/A	86-087617	United States

27.	REVO	SBG Revo Holdings, LLC	10/09/2013	Filed	N/A	86-087626	United States

28.	REVO	SBG Revo Holdings, LLC	10/9/2013	Filed	N/A	86-087645	United States

29.	REVO	SBG Revo Holdings, LLC	05/16/2011	Registered	N/A	1077928	Albania

30.	REVO	SBG Revo Holdings, LLC	05/20/1997	Registered	05/20/1997	25742	Andorra

31.	REVO	SBG Revo Holdings, LLC	03/06/2007	Registered	02/27/2008	2.215.862	Argentina

32.	REVO	SBG Revo Holdings, LLC	06/03/1986	Registered	08/22/1988	446.351	Australia

Supplemental Schedules to Credit Agreement (Second Lien)

	Trademarks	Owner	Application Date	Status	Registration Date	Registration No.	Country
33.	ABYSS	SBG Revo Holdings, LLC	02/13/2009	Registered	12/13/2009	1298877	Australia

34.	BELAY	SBG Revo Holdings, LLC	02/13/2009	Registered	02/13/2009	10298850	Australia

35.	DISCERN	SBG Revo Holdings, LLC	02/13/2009	Registered	02/13/2009	1298881	Australia

36.	EFFLUX	SBG Revo Holdings, LLC	02/13/2009	Registered	02/13/2009	1298883	Australia

37.	HIGHSIDE	SBG Revo Holdings, LLC	02/13/2009	Registered	02/13/2009	1298858	Australia

38.	LOOK DEEPER	SBG Revo Holdings, LLC	02/13/2009	Registered	02/19/2009	1298878	Australia

39.	POLARIZE YOUR LIFE	SBG Revo Holdings, LLC	02/13/2009	Registered	02/13/2009	1298875	Australia

40.	RED POINT	SBG Revo Holdings, LLC	02/13/2009	Registered	02/13/2009	1298849	Australia

41.	THRIVE	SBG Revo Holdings, LLC	02/13/2009	Registered	02/13/2009	129880	Australia

Supplemental Schedules to Credit Agreement (Second Lien)

	Trademarks	Owner	Application Date	Status	Registration Date	Registration No.	Country
42.	TRANSOM	SBG Revo Holdings, LLC	02/13/2009	Registered	02/13/2009	129882	Australia

43.	UNDERCUT	SBG Revo Holdings, LLC	02/13/2009	Registered	02/13/2009	1398884	Australia

44.	CHASM	SBG Revo Holdings, LLC	03/17/2010	Registered	03/17/2010	1366870	Australia

45.	CHECKPOINT	SBG Revo Holdings, LLC	03/17/2010	Registered	03/17/2010	1366866	Australia

46.	CUT BANK	SBG Revo Holdings, LLC	03/17/2010	Registered	03/17/2010	1366869	Australia

47.	HITCH	SBG Revo Holdings, LLC	03/17/2010	Registered	03/17/2010	1366871	Australia

48.	MOORING	SBG Revo Holdings, LLC	03/17/2010	Registered	03/17/2010	1366868	Australia

49.	OVERHANG	SBG Revo Holdings, LLC	03/17/2010	Registered	03/17/2010	1366873	Australia

Supplemental Schedules to Credit Agreement (Second Lien)

	Trademarks	Owner	Application Date	Status	Registration Date	Registration No.	Country
50.	WAYPOINT	SBG Revo Holdings, LLC	03/17/2013	Registered	03/17/2010	1366867	Australia

51.	REVO REFLEX	SBG Revo Holdings, LLC	02/13/2009	Registered	02/13/2013	999959	Australia

52.	REVO	SBG Revo Holdings, LLC	02/21/1986	Registered	08/19/1986	113.603	Austria

53.	REVO	SBG Revo Holdings, LLC	07/26/1993	Registered	07/26/1993	15944	Bahamas

54.	REVO	SBG Revo Holdings, LLC	11/24/2008	Registered	10/12/2010	72781	Bahrain

55.	REVO	SBG Revo Holdings, LLC	11/02/1998	Registered	11/02/1998	81/8025	Barbados

56.	REVO	SBG Revo Holdings, LLC	03/16/2011	Registered	03/16/2011	1077928	Belarus

57.	REVO	SBG Revo Holdings, LLC	02/21/1986	Registered	02/21/1986	416.705	Benelux

58.	REVO	SBG Revo Holdings, LLC	07/06/1993	Registered	12/16/1993	22.191	Bermuda

Supplemental Schedules to Credit Agreement (Second Lien)

	Trademarks	Owner	Application Date	Status	Registration Date	Registration No.	Country
59.	REVO	SBG Revo Holdings, LLC	01/18/1994	Registered	04/01/1999	72.268-C	Bolivia

60.	REVO	SBG Revo Holdings, LLC	03/16/2011	Registered	03/16/2011	1077928	Bosnia-Herzegovina

61.	REVO	SBG Revo Holdings, LLC	09/01/1992	Registered	02/25/1998	816878080	Brazil

62.	REVO	SBG Revo Holdings, LLC	07/06/1987	Registered	04/11/1989	813613680	Brazil

63.	REVO	SBG Revo Holdings, LLC	07/08/1991	Registered	12/17/1992	18,088	Brunei

64.	REVO	SBG Revo Holdings, LLC	04/10/1986	Registered	06/23/1989	357.369	Canada

65.	REVO	SBG Revo Holdings, LLC	11/20/1992	Registered	07/22/1993	409.644	Chile

66.	REVO	SBG Revo Holdings, LLC	11/17/1992	Registered	02/07/1994	676.621	China P.R.

Supplemental Schedules to Credit Agreement (Second Lien)

	Trademarks	Owner	Application Date	Status	Registration Date	Registration No.	Country
67.	REVO in caratteri cinesi	SBG Revo Holdings, LLC	02/08/2006	Registered	05/07/2009	5151442	China P.R.

68.	REVO	SBG Revo Holdings, LLC	08/29/1994	Registered	09/18/2001	242.576	Colombia

69.	REVO - HECHO EN PANAMA	SBG Revo Holdings, LLC	48877	Registered	07/07/1989	48877	Colon Free Zone

70.	REVO	SBG Revo Holdings, LLC	7370554	Registered	07/21/2009	7370554	Community Trademark

71.	ABYSS	SBG Revo Holdings, LLC	2016D/2009	Registered	02/13/2009	999.957	Community Trademark

72.	BELAY	SBG Revo Holdings, LLC	2012D/2009	Registered	02/19/2009	999.842	Community Trademark

73.	DISCERN	SBG Revo Holdings, LLC	2010D/2009	Registered	02/13/2009	999.962	Community Trademark

74.	EFFLUX	SBG Revo Holdings, LLC	2007D/2009	Registered	02/13/2009	999.964	Community Trademark

75.	HIGHSIDE	SBG Revo Holdings, LLC	2014D/2009	Registered	02/13/2009	999.875	Community Trademark

Supplemental Schedules to Credit Agreement (Second Lien)

	Trademarks	Owner	Application Date	Status	Registration Date	Registration No.	Country
76.	LOOK DEEPER	SBG Revo Holdings, LLC	2021D/2009	Registered	02/13/2009	999.958	Community Trademark

77.	POLARIZE YOUR LIFE	SBG Revo Holdings, LLC	2020D/2009	Registered	02/13/2009	999.955	Community Trademark

78.	RED POINT	SBG Revo Holdings, LLC	2013D/2009	Registered	02/13/2009	999.841	Community Trademark

79.	REVO REFLEX	SBG Revo Holdings, LLC	2022D/2009	Registered	02/13/2013	999959	Community Trademark

80.	THRIVE	SBG Revo Holdings, LLC	2011D/2009	Registered	02/13/2009	999.961	Community Trademark

81.	TRANSOM	SBG Revo Holdings, LLC	02/13/2009	Registered	02/13/2009	999.963	Community Trademark

82.	UNDERCUT	SBG Revo Holdings, LLC	02/13/2009	Registered	02/13/2009	999.965	Community Trademark

83.	CHASM	SBG Revo Holdings, LLC	03/17/2010	Registered	03/17/2010	1039659	Community Trademark

Supplemental Schedules to Credit Agreement (Second Lien)

	Trademarks	Owner	Application Date	Status	Registration Date	Registration No.	Country
84.	CHECKPOINT	SBG Revo Holdings, LLC	03/17/2010	Registered	03/17/2010	1039656	Community Trademark

85.	CUT BANK	SBG Revo Holdings, LLC	03/17/2010	Registered	03/17/2010	1039658	Community Trademark

86.	HITCH	SBG Revo Holdings, LLC	03/17/2010	Registered	03/17/2010	1039660	Community Trademark

87.	MOORING	SBG Revo Holdings, LLC	03/17/2010	Registered	03/17/2010	1039657	Community Trademark

88.	OVERHANG	SBG Revo Holdings, LLC	03/17/2010	Registered	03/17/2010	1039664	Community Trademark

89.	SLOT	SBG Revo Holdings, LLC	03/17/2010	Registered	03/17/2010	1039663	Community Trademark

90.	WAYPOINT	SBG Revo Holdings, LLC	03/17/2010	Registered	03/17/2010	1039656	Community Trademark

91.	REVO	SBG Revo Holdings, LLC	02/02/1994	Registered	09/26/1994	88715	Costa Rica

92.	REVO	SBG Revo Holdings, LLC	03/16/2011	Registered	03/16/2011	1077928	Croatia

Supplemental Schedules to Credit Agreement (Second Lien)

	Trademarks	Owner	Application Date	Status	Registration Date	Registration No.	Country
93.	REVO	SBG Revo Holdings, LLC	03/16/2011	Registered	03/16/2011	1077928	Cuba

94.	REVO	SBG Revo Holdings, LLC	05/12/1992	Registered	03/31/1995	199502060	Denmark

95.	REVO	SBG Revo Holdings, LLC	11/22/2010	Registered	02/15/2011	185547	Dominican Republic

96.	REVO	SBG Revo Holdings, LLC	12/31/1996	Registered	05/04/1998	2528-98	Ecuador

97.	REVO	SBG Revo Holdings, LLC	07/11/1994	Registered	02/24/2001	91.568	Egypt

98.	REVO	SBG Revo Holdings, LLC	02/04/1994	Registered	09/05/1996	78	El Salvador

99.	REVO	SBG Revo Holdings, LLC	04/21/1986	Registered	04/21/1986	1.351.630	France

100.	REVO	SBG Revo Holdings, LLC	05/13/1986	Registered	10/27/1986	1.098.147	Germany

Supplemental Schedules to Credit Agreement (Second Lien)

	Trademarks	Owner	Application Date	Status	Registration Date	Registration No.	Country
101.	REVO	SBG Revo Holdings, LLC	03/03/1986	Registered	11/18/1988	1.261.671	Great Britain

102.	REVO	SBG Revo Holdings, LLC	02/09/1998	Registered	07/31/1998	2157556	Great Britain

103.	REVO	SBG Revo Holdings, LLC	07/15/1992	Registered	05/19/1998	109779	Greece

104.	REVO	SBG Revo Holdings, LLC	03/21/1994	Registered	05/15/1996	79.684	Guatemala

105.	REVO	SBG Revo Holdings, LLC	01/19/2011	Filed	N/A	N/A	Guyana

106.	REVO	SBG Revo Holdings, LLC	04/14/2011	Registered	09/22/2011	E-3364	Haiti

107.	REVO in caratteri cinesi	SBG Revo Holdings, LLC	02/03/2006	Registered	07/19/2006	300.575.776	Hong Kong

108.	REVO	SBG Revo Holdings, LLC	05/13/1991	Registered	06/07/1993	199302127	Hong Kong

109.	REVO	SBG Revo Holdings, LLC	03/16/2011	Registered	03/16/2011	1077928	Iceland

Supplemental Schedules to Credit Agreement (Second Lien)

	Trademarks	Owner	Application Date	Status	Registration Date	Registration No.	Country
110.	REVO	SBG Revo Holdings, LLC	02/28/1995	Registered	03/01/2006	657.153	India

111.	REVO	SBG Revo Holdings, LLC	01/13/1997	Registered	11/12/1997	404.837	Indonesia

112.	ABYSS	SBG Revo Holdings, LLC	02/13/2009	Registered	02/13/2009	999.957	International

113.	BELAY	SBG Revo Holdings, LLC	02/13/2009	Registered	02/13/2009	999.842	International

114.	DISCERN	SBG Revo Holdings, LLC	02/13/2009	Registered	02/13/2009	999.962	International

115.	EFFLUX	SBG Revo Holdings, LLC	02/13/2009	Registered	02/13/2009	999.964	International

116.	HIGHSIDE	SBG Revo Holdings, LLC	02/13/2009	Registered	02/13/2009	999.875	International

117.	LOOK DEEPER	SBG Revo Holdings, LLC	02/13/2009	Registered	02/13/2009	999.958	International

Supplemental Schedules to Credit Agreement (Second Lien)

	Trademarks	Owner	Application Date	Status	Registration Date	Registration No.	Country
118.	POLARIZE YOUR LIFE	SBG Revo Holdings, LLC	02/13/2009	Registered	02/13/2009	999.955	International

119.	RED POINT	SBG Revo Holdings, LLC	02/13/2009	Registered	02/13/2009	999.841	International

120.	THRIVE	SBG Revo Holdings, LLC	02/13/2009	Registered	02/13/2009	999.961	International

121.	TRANSOM	SBG Revo Holdings, LLC	02/13/2009	Registered	02/13/2009	999.963	International

122.	UNDERCUT	SBG Revo Holdings, LLC	02/13/2009	Registered	02/13/2009	999.965	International

123.	CHASM	SBG Revo Holdings, LLC	03/17/2010	Registered	03/17/2010	1039659	International

124.	CHECKPOINT	SBG Revo Holdings, LLC	03/17/2010	Registered	03/17/2010	1039655	International

125.	CUT BANK	SBG Revo Holdings, LLC	03/17/2010	Registered	03/17/2010	1039658	International

126.	MOORING	SBG Revo Holdings, LLC	03/17/2010	Registered	03/17/2010	1039657	International

Supplemental Schedules to Credit Agreement (Second Lien)

	Trademarks	Owner	Application Date	Status	Registration Date	Registration No.	Country
127.	OVERHANG	SBG Revo Holdings, LLC	03/17/2010	Registered	03/17/2010	1039664	International

128.	SLOT	SBG Revo Holdings, LLC	03/17/2010	Registered	03/17/2010	1039663	International

129.	WAYPOINT	SBG Revo Holdings, LLC	03/17/2010	Registered	03/17/2010	1039656	International

130.	REVO	SBG Revo Holdings, LLC	03/16/2011	Registered	03/16/2011	1077928	International

131.	REVO REFLEX	SBG Revo Holdings, LLC	02/13/2009	Registered	02/13/2009	999959	International

132.	HITCH	SBG Revo Holdings, LLC	03/17/2010	Registered	03/17/2010	1039660	International

133.	REVO	SBG Revo Holdings, LLC	05/28/1997	Registered	09/07/1997	81.278	Iran

134.	REVO	SBG Revo Holdings, LLC	06/02/1992	Registered	06/02/1992	149.634	Ireland

Supplemental Schedules to Credit Agreement (Second Lien)

	Trademarks	Owner	Application Date	Status	Registration Date	Registration No.	Country
135.	REVO	SBG Revo Holdings, LLC	05/14/1992	Registered	01/04/1996	83.353	Israel

136.	REVO	SBG Revo Holdings, LLC	03/13/1986	Registered	02/15/1989	504.679	Italy

137.	ABYSS	SBG Revo Holdings, LLC	01/22/2009	Registered	10/14/2010	1357186	Italy

138.	BELAY	SBG Revo Holdings, LLC	01/22/2009	Registered	10/18/2010	1358130	Italy

139.	DISCERN	SBG Revo Holdings, LLC	01/22/2009	Registered	10/13/2010	1356895	Italy

140.	EFFLUX	SBG Revo Holdings, LLC	01/22/2009	Registered	10/13/2010	1356830	Italy

141.	HIGHSIDE	SBG Revo Holdings, LLC	01/22/2009	Registered	10/18/2010	1358132	Italy

142.	LOOK DEEPER	SBG Revo Holdings, LLC	01/22/2009	Registered	10/14/2010	1357189	Italy

143.	POLARIZE YOUR LIFE	SBG Revo Holdings, LLC	01/22/2009	Registered	10/18/2010	1358133	Italy

Supplemental Schedules to Credit Agreement (Second Lien)

	Trademarks	Owner	Application Date	Status	Registration Date	Registration No.	Country
144.	RED POINT	SBG Revo Holdings, LLC	01/22/2009	Registered	10/18/2010	1358131	Italy

145.	REVO REFLEX	SBG Revo Holdings, LLC	01/22/2009	Registered	10/18/2010	1358134	Italy

146.	THRIVE	SBG Revo Holdings, LLC	01/22/2009	Registered	10/13/2010	1356894	Italy

147.	TRANSOM	SBG Revo Holdings, LLC	01/22/2009	Registered	10/13/2010	1356831	Italy

148.	UNDERCUT	SBG Revo Holdings, LLC	01/22/2009	Registered	10/13/2010	1356896	Italy

149.	CHASM	SBG Revo Holdings, LLC	03/15/2010	Registered	09/14/2010	1332141	Italy

150.	CHECKPOINT	SBG Revo Holdings, LLC	03/15/2010	Registered	09/14/2010	1332137	Italy

151.	CUT BANK	SBG Revo Holdings, LLC	03/15/2010	Registered	09/14/2010	1332140	Italy

Supplemental Schedules to Credit Agreement (Second Lien)

	Trademarks	Owner	Application Date	Status	Registration Date	Registration No.	Country
152.	HITCH	SBG Revo Holdings, LLC	03/15/2010	Registered	09/14/2010	1332142	Italy

153.	MOORING	SBG Revo Holdings, LLC	03/15/2010	Registered	09/14/2010	1332139	Italy

154.	SLOT	SBG Revo Holdings, LLC	03/15/2010	Registered	09/14/2010	1332143	Italy

155.	WAYPOINT	SBG Revo Holdings, LLC	03/15/2010	Registered	09/14/2010	1332138	Italy

156.	OVERHANG	SBG Revo Holdings, LLC	03/16/2010	Registered	09/14/2010	1332144	Italy

157.	REVO	SBG Revo Holdings, LLC	07/14/1993	Registered	07/14/1993	26.453	Jamaica

158.	REVO	SBG Revo Holdings, LLC	05/13/1991	Registered	01/31/1996	2.712.285	Japan

159.	REVO + caratteri KATAKANA	SBG Revo Holdings, LLC	01/16/1990	Registered	10/30/1992	2.470.891	Japan

160.	REVO	SBG Revo Holdings, LLC	09/21/2008	Registered	06/11/2009	102592	Jordan

Supplemental Schedules to Credit Agreement (Second Lien)

	Trademarks	Owner	Application Date	Status	Registration Date	Registration No.	Country
161.	REVO	SBG Revo Holdings, LLC	03/16/2011	Registered	03/16/2011	1077928	Kazakhstan

162.	REVO	SBG Revo Holdings, LLC	03/16/2011	Registered	03/16/2011	1077928	Kenya

163.	REVO	SBG Revo Holdings, LLC	09/16/2008	Registered	01/10/2011	83368	Kuwait

164.	REVO	SBG Revo Holdings, LLC	05/09/2007	Filed	N/A	N/A	Libya

165.	REVO	SBG Revo Holdings, LLC	05/09/2007	Filed	N/A	N/A	Libya

166.	REVO	SBG Revo Holdings, LLC	11/25/2010	Registered	03/25/2011	N/53019	Macao

167.	REVO	SBG Revo Holdings, LLC	03/16/2011	Docket	03/16/2011	1077928	Macedonia

168.	REVO	SBG Revo Holdings, LLC	06/03/1991	Registered	02/19/2004	91002662	Malaysia

Supplemental Schedules to Credit Agreement (Second Lien)

	Trademarks	Owner	Application Date	Status	Registration Date	Registration No.	Country
169.	REVO	SBG Revo Holdings, LLC	05/29/1992	Registered	05/29/1992	859112	Mexico

170.	REVO	SBG Revo Holdings, LLC	03/16/2011	Registered	03/16/2011	1077928	Moldova

171.	REVO	SBG Revo Holdings, LLC	03/16/2011	Registered	03/16/2011	1077928	Monaco

172.	REVO	SBG Revo Holdings, LLC	03/16/2011	Registered	03/16/2011	1077928	Montenegro

173.	REVO	SBG Revo Holdings, LLC	06/09/2006	Registered	06/09/2006	104.420	Morocco

174.	REVO	SBG Revo Holdings, LLC	08/19/2008	Registered	08/21/2008	5466/2008	Myanmar

175.	REVO	SBG Revo Holdings, LLC	02/26/1986	Registered	02/26/1986	164.019	New Zealand

176.	REVO	SBG Revo Holdings, LLC	01/28/1994	Registered	02/13/1995	27.658	Nicaragua

177.	REVO	SBG Revo Holdings, LLC	05/20/1992	Registered	10/21/1993	159.677	Norway

Supplemental Schedules to Credit Agreement (Second Lien)

	Trademarks	Owner	Application Date	Status	Registration Date	Registration No.	Country
178.	REVO	SBG Revo Holdings, LLC	09/23/2008	Registered	12/29/2009	53693	Oman

179.	REVO - HECHO EN PANAMA	SBG Revo Holdings, LLC	01/26/1989	Registered	07/07/1989	48877	Panama

180.	REVO	SBG Revo Holdings, LLC	12/24/1996	Registered	09/11/1997	197112	Paraguay

181.	REVO	SBG Revo Holdings, LLC	07/20/1993	Registered	09/29/1995	21.392	Peru

182.	REVO	SBG Revo Holdings, LLC	11/17/2010	Registered	09/08/2011	4-2010-501677	Philippines

183.	REVO	SBG Revo Holdings, LLC	06/09/1992	Registered	02/10/1994	283.653	Portugal

184.	REVO	SBG Revo Holdings, LLC	06/10/1986	Registered	06/10/1987	27,277	Puerto Rico

185.	REVO	SBG Revo Holdings, LLC	09/25/2008	Registered	07/14/2009	53865	Qatar

Supplemental Schedules to Credit Agreement (Second Lien)

	Trademarks	Owner	Application Date	Status	Registration Date	Registration No.	Country
186.	REVO	SBG Revo Holdings, LLC	11/17/1992	Registered	05/16/1994	290.162	Republic of Korea

187.	REVO	SBG Revo Holdings, LLC	01/20/1993	Registered	12/28/1994	122.545	Russian Federation

188.	REVO	SBG Revo Holdings, LLC	05/16/1992	Registered	03/31/1993	279/1	Saudi Arabia

189.	REVO	SBG Revo Holdings, LLC	03/16/2011	Registered	03/16/2011	1077928	Serbia-Montenegro

190.	REVO	SBG Revo Holdings, LLC	05/18/1991	Registered	05/18/1991	T9105040Z	Singapore

191.	REVO	SBG Revo Holdings, LLC	05/15/1992	Registered	05/15/1992	92/4047	South Africa

192.	REVO	SBG Revo Holdings, LLC	06/09/1986	Registered	05/05/1987	1149996	Spain

193.	REVO	SBG Revo Holdings, LLC	05/18/1992	Registered	04/08/1994	0257093	Sweden

194.	REVO	SBG Revo Holdings, LLC	02/25/1986	Registered	02/25/1986	346.256	Switzerland

Supplemental Schedules to Credit Agreement (Second Lien)

	Trademarks	Owner	Application Date	Status	Registration Date	Registration No.	Country
195.	REVO	SBG Revo Holdings, LLC	03/16/2011	Registered	03/16/2011	1077928	Syria

196.	REVO	SBG Revo Holdings, LLC	07/19/2002	Registered	08/16/2003	1.053.716	Taiwan

197.	REVO in caratteri cinesi	SBG Revo Holdings, LLC	02/07/2006	Registered	11/01/2006	1.234.162	Taiwan

198.	REVO	SBG Revo Holdings, LLC	04/19/2002	Registered	07/16/2003	1.050.248	Taiwan

199.	REVO	SBG Revo Holdings, LLC	11/30/1992	Registered	11/30/1992	16.067	Thailand

200.	REVO	SBG Revo Holdings, LLC	11/19/2010	Registered	11/29/2011	TN/E/2010/02629	Tunisia

201.	REVO	SBG Revo Holdings, LLC	12/27/1996	Registered	12/27/1996	179.113	Turkey

202.	REVO	SBG Revo Holdings, LLC	03/16/2011	Registered	03/16/2011	1077928	Ukraine

Supplemental Schedules to Credit Agreement (Second Lien)

	Trademarks	Owner	Application Date	Status	Registration Date	Registration No.	Country

203.	REVO	SBG Revo Holdings, LLC	01/28/1995	Registered	07/10/1996	5.752	United Arab Emirates

204.	REVO	SBG Revo Holdings, LLC	12/27/1996	Registered	09/28/1999	292.330	Uruguay

205.	REVO	SBG Revo Holdings, LLC	05/22/1992	Filed	N/A	N/A	Venezuela

206.	REVO	SBG Revo Holdings, LLC	03/19/2009	Filed			Venezuela

207.	REVO	SBG Revo Holdings, LLC	12/21/1996	Registered	01/15/1998	26.179	Vietnam

208.	HEADWALL	SBG Revo Holdings, LLC	2/13/2009	Filed	9/8/2009	3680057	United States

Patents

	Patents	Owner	Filing Date	Status	Issue Date	Patent i No.	Country

1.	Abyss	SBG Revo Holdings, LLC	3/20/2009	In Force	9/8/2009	D599,836	United States

Supplemental Schedules to Credit Agreement (Second Lien)

2.	Belay	SBG Revo Holdings, LLC	3/20/2009	In Force	12/29/2009	D607,040	United States

3.	Chasm	SBG Revo Holdings, LLC	3/26/2010	In Force	9/14/2010	D623,683	United States

4.	Cut Bank, Mooring, Overhang	SBG Revo Holdings, LLC	3/26/2010	In Force	9/28/2010	D624,579	United States

5.	Headwall	SBG Revo Holdings, LLC	3/20/2009	In Force	9/8/2009	D599,838	United States

6.	Highside	SBG Revo Holdings, LLC	3/27/2009	In Force	11/24/2009	D604,758	United States

7.	Red Point	SBG Revo Holdings, LLC	3/27/2009	In Force	11/24/2009	D604,759	United States

8.	Thrive	SBG Revo Holdings, LLC	3/20/2009	In Force	9/8/2009	D599,839	United States

9.	Transom Titanium	SBG Revo Holdings, LLC	3/27/2009	In Force	6/1/2010	D616,918	United States

10.	Undercut Titanium	SBG Revo Holdings, LLC	2/1/2010	In Force	9/7/2010	D623,216	United States

11.	Descend (E, N, S, W)	SBG Revo Holdings, LLC	5/31/2012	In Force	1/15/2013	D674,434	US

12.	Transport	SBG Revo Holdings, LLC	8/23/2012	In Force	3/19/2013	D678,389	US

13.	Guide Extreme	SBG Revo Holdings, LLC	11/29/2012	Pending	N/A	29/438,360	US

14.	Guide Extreme	SBG Revo Holdings, LLC	5/23/2013	Pending	N/A	151269	CA

15.	Guide Extreme	SBG Revo Holdings, LLC	5/27/2013	Pending	N/A	002244582	EU

16.	Leash & Buoy Accessory	SBG Revo Holdings, LLC	5/31/2012	In Force	1/8/2013	D673,997	US

Supplemental Schedules to Credit Agreement (Second Lien)

17.	Leash & Buoy Accessory	SBG Revo Holdings, LLC	8/13/2012	In Force	N/A	146912	CA

Part 2. Primary Material Licenses

None.

Part 3. Secondary Material Licenses

1.	Revo – Revo Eyewear License Agreement, dated as of August 2, 2013, between Sequential Brands Group, Inc., as licensor, and B. Robinson Optical Inc., as licensee.

2.	Sunglass Hut – License and Supply Agreement, dated as of August 2, 2013, by and among SBG Revo Holdings, LLC, as licensor, Oakley, Inc. , as licensee, and Sunglass Hut Trading, LLC, as buyer.

Supplemental Schedules to Credit Agreement (Second Lien)

Schedule 5.17(a)

Material Intellectual Property Exceptions

None.

Supplemental Schedules to Credit Agreement (Second Lien)

Schedule 5.21

Deposit Accounts

Loan Party	Legal Name of Depositary	Address of Depositary	Account number	Type of Account	Contact person at depositary
SGB Revo Holdings, LLC	Bank of America	101 S Tyron St. Charlotte, NC 28280	4427802366	Regular checking	Gabriel S. Guerrero (203) 905-4153

Signature Page to Joinder Agreement (Second Lien)

Schedule 5.23

Material Contracts

None.

Supplemental Schedules to Credit Agreement (Second Lien)

Schedule 7.01

Existing Liens

None.

Supplemental Schedules to Credit Agreement (Second Lien)

Schedule 7.02

Existing Investments

None.

Supplemental Schedules to Credit Agreement (Second Lien)

Schedule 7.03

Existing Indebtedness

None.

Supplemental Schedules to Credit Agreement (Second Lien)

SUMMARY OF INSURANCE

Prepared: 2/18/2014

Page 1

For Brand Matter, LLC
1065 Avenue of the Americas
30th Floor
New York, NY
10018 646-395-4930

Rosenzweig Insurance Agcy, Inc
160 Herricks Road, P.O. Box 70
Mineola, NY
11501-0070 516-352-7495

Coverage	Amount	Company	Policy No	Eff	Exp	Premium
Package Policy		Peerless Ins.	CBP 8943981	04/14/13	03/04/14	18,348.43

Additional Named Insured - ETPH Acquisitions LLC; Sequential Brands Group Inc; William Rast Sourcing LLC; William Rast Retail LLC; Bella Rose LLC; William Rast Europe Holdings LLC; DVS Footwear International LLC & William Rast Licensing LLC *

General Liability

General Aggregate	2,000,000
Products/Completed Oper. Aggr.	2,000,000
Personal & Advertising Injury	1,000,000
Each Occurrence	1,000,000
Damage to Rented Premises	100,000
Medical Expense (Any One Person)	5,000
Employee Benefits	1mil/3mil

*Named Insured SBG Revo Holdings, LLC added effective 02/20/14
* Named Insured - Sequential Licensing Inc added effective 2/21/14

Property

Premise 1 Building 1
1450 Broadway, Unit 802 New York , NY 10018

BPP -		562,432
Coins %	80	
Valuation	RC	
Cause of Loss	SPECIAL	
Inflation Guard %	4	
Deductible	1000	
BI & EX EXP -		500,000
Cause of Loss	SPECIAL	

Premise 2 Building 1
1065 6th Ave, 17th Floor NYC , NY 10018

BPP -		175,000
Coins %	80	
Valuation	RC	
Cause of Loss	SPECIAL	
Inflation Guard %	4	
Deductible	1000	

The actual terms and conditions of the Policy will prevail in the event of any discrepancies.

Page 2

SUMMARY OF INSURANCE

Prepared: 2/18/2014

For Brand Matter, LLC
1065 Avenue of the Americas
30th Floor
New York, NY
10018 646-395-4930

Rosenzweig Insurance Agcy, Inc
160 Herricks Road, P.O. Box 70
Mineola, NY
11501-0070 516-352-7495

Coverage		Amount	Company	Policy No	Eff	Exp	Premium
Property (Continued)							
BI - Business Income	Loss of Utilities	200,000					
Cause of Loss	SPECIAL						
Premise 3 Building 1							
17383 Sunset Blvd, Ste A210 Pacific Palisades , CA 90272							
BPP -		175,000					
Coins %	80						
Valuation	RC						
Cause of Loss	SPECIAL						
Inflation Guard %	4						
Deductible	1000						
BI - Business Income	Loss of Utilities	200,000					
Cause of Loss	SPECIAL						
Premise 4 Building 1							
1065 Ave of the Americasm 30th Fl, New York, NY 10018							
BPP -		175,000					
Coins %	80						
Valuation	RC						
Cause of Loss	SPECIAL						
Deductible	1000						
BI - Business Income	Loss of Utilities-	200,000					
Cause of Loss	SPECIAL						
Hired Autos Non -Owned Autos		1,000,000	Peerless Ins.	CBP 8943981	04/14/13	03/04/14	

The actual terms and conditions of the Policy will prevail in the event of any discrepancies.

SUMMARY OF INSURANCE

Page 3

Prepared: 2/18/2014

For **Brand Matter, LLC**
1065 Avenue of the Americas
30th Floor
New York, NY
10018 646-395-4930

Rosenzweig Insurance Agcy, Inc
160 Herricks Road, P.O. Box 70
Mineola, NY
11501-0070 516-352-7495

Coverage	Amount	Company	Policy No	Eff	Exp	Premium
Equipment Breakdown	Included					
Deductible						
	1,000					
Umbrella		Peerless Ins.	CU 8808714	03/04/13	03/04/14	3,679.00
Liability Limit Each Occurence	5,000,000					
Retained Limit	10,000					
Underlying Insurance						
		Peerless	CBP 8943981	04/14/13	03/04/14	
Hired & Non-Owned	1,000,000					
		Peerless	CBP 8943981	04/14/13	03/04/14	
Each Occurrence	1,000,000					
General Aggregate	2,000,000					
Products & Comp Ops	2,000,000					
Personal & Adv Injury	1,000,000					
Disability Benefits - Subject to Audit		First Rehabilitation Life Ins.	D334824	04/07/13	04/07/14	0.00

The actual terms and conditions of the Policy will prevail in the event of any discrepancies.

SUMMARY OF INSURANCE

Prepared: 2/18/2014

Page 1

For **Sequential Brand Group Inc**
1065 Ave of the Americas, 30FL
New York, NY
10018 646-395-4930

Rosenzweig Insurance Agcy, Inc
160 Herricks Road, P.O. Box 70
Mineola, NY
11501-0070 516-352-7495

Coverage	Amount	Company	Policy No	Eff	Exp	Premium
Workers Compensation		Hartford Insurance Group	12WECGD3729	02/12/14	02/12/15	7,376.00
Named States: NY						
Employer's Liability						
Each Accident	1,000,000					
Disease Policy Limit	1,000,000					
Disease Each Employee	1,000,000					
All States						
Total Est. Annual Prem.	7,376					
Named Insureds - Sequential Brands Group Inc Sequential Licensing Inc						

The actual terms and conditions of the Policy will prevail in the event of any discrepancies.